UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2009

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

16701 Greenspoint Park Drive, Suite 200
Houston, Texas 77060
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                       Regulation FD Disclosure.

Joseph A. Mills, the Chief Executive Officer of Eagle Rock Energy G&P, LLC, which is the general partner of Eagle Rock Energy GP, L.P., which is the general partner of Eagle Rock Energy Partners, L.P. (the "Partnership"), Jeffrey P. Wood, Senior Vice President and Chief Financial Officer of Eagle Rock Energy G&P, LLC, and Adam K. Altsuler, Senior Financial Analyst of Eagle Rock Energy G&P, LLC are participating in break-out sessions in connection with the National Association of Publicly Traded Partnerships 2009 MLP Investor Conference on September 16, 2009 in Greenwich, CT.  The slideshow presentation that will accompany the remarks made by Mr. Mills and Mr. Wood during these sessions is being furnished to the Securities and Exchange Commission and is attached hereto as Exhibit 99.1.  The presentation contains information regarding the Partnership's business operations including a discussion on its current leverage, liquidity and hedge position and is available on the Partnership's website located at www.eaglerockenergy.com.  The presentation also includes statements by the Partnership that it has repaid an additional $15 million of debt since June 30, 2009 to date, and it expects to pay down a total of $25 - 30 million of debt (inclusive of the $15 million repaid since June 30, 2009) during the third quarter of 2009.

The information set forth in this Item 7.01, the attached Exhibit 99.1, as well as statements made by representatives of the Partnership during the course of the presentation, includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical facts, included in this Item 7.01, the attached Exhibit 99.1, or made during the course of the presentation, that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances.  Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership's control.  Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership's actual results and plans could differ materially from those implied or expressed by any forward-looking statements.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.  For a detailed list of the Partnership's risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, and marketing of natural gas and natural gas liquids, please consult the Partnership's Form 10-K, filed with the SEC for the year ended December 31, 2008, and the Partnership's Forms 10-Q, filed with the SEC for subsequent quarters, as well as any other public filings and press releases.

The information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.                   Description

99.1	Eagle Rock Energy Partners, L.P. NAPTP 2009 MLP Investor Conference presentation dated September 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner
Date: September 16, 2009	By:	/s/ Joseph A. Mills
Joseph A. Mills
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.                       Description

99.1	Eagle Rock Energy Partners, L.P. NAPTP 2009 MLP Investor Conference presentation dated September 2009